                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                 August 8, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)

                Louisiana                                0-22992                             72-1106167

    (State or other jurisdiction of            (Commission File Number)         (IRS Employer Identification No.)
            incorporation)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On August 8, 2002, The Shaw Group Inc. issued a press release that is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Press Release dated August 8, 2002 - Shaw Notified of Project Suspension by Mirant




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SHAW GROUP INC.
                                     (Registrant)

Date:      August 8, 2002        By: /s/ Robert L. Belk
                                     -------------------------------------------
                                     Robert L. Belk, Executive Vice President
                                     and Chief Financial Officer

                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                                 August 8, 2002

    Exhibit Number             Description
    --------------             -----------
         99.1                  Press Release dated August 8, 2002 -
                               Shaw Notified of Project Suspension
                               by Mirant



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